[LOGO OF METLIFE]

MetLife Insurance Company USA                                 Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven for Variable Annuities  Metropolitan Life Separate Account E

METLIFE ACCUMULATION ANNUITY
Supplement dated April 10, 2015 to the prospectuses dated November 17, 2014

                       NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective periods referenced below. In order to get the PGR Fee Rate indicated in an effective period, your application must be signed and dated on or before the last day of that effective period. Please speak with your registered representative if you have any questions. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:
                      NOVEMBER 17, 2014 TO APRIL 30, 2015

                                 PGR FEE RATE:
                                     1.15%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO APRIL 30, 2015. For applications signed and dated on or after May 1, 2015, please see below.

                              EFFECTIVE PERIOD:
                         MAY 1, 2015 TO JULY 17, 2015

                                PGR FEE RATE:
                                    1.40%

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after July 17, 2015 will be published in a supplement to the May 1, 2015 prospectus filed on or about June 26, 2015.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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